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NORTH VALLEY BANCORP AND SIX RIVERS NATIONAL BANK
PRO FORMA CONDENSED COMBINED BALANCE SHEET (unaudited)
NINE MONTHS ENDED SEPTEMBER 30, 2000

(IN THOUSANDS)
                                                                                                    NVBANCORP AND
                                                                   NVBANCORP           SRNB         SRNB COMBINED
                                                                 -----------        -----------     -------------
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ASSETS

Cash and cash equivalents:
  Cash and due from banks                                        $    14,047        $     9,646     $      23,693
  Federal funds sold                                                   1,200                                1,200
                                                                 -----------        -----------     -------------
  Total cash and cash equivalents                                     15,247              9,646     $      24,893
Cash held in trust                                                       221                                  221
Interest bearing deposits in other financial institutions                                 6,657             6,657
Securities:
  Available for sale securities                                       28,324             57,725            86,049
  Held to maturity securities                                         25,507              2,458            27,965
Loans and leases held for sale
Loans and leases, net of deferred fees                               231,591            120,678           352,269
Allowance for loan loss                                                2,809              1,764             4,573
                                                                 -----------        -----------     -------------
Net Loans                                                            228,782            118,914           347,696
Premises and equipment, net of
  accumulated depreciation and amortization                            5,957              4,003             9,960
Goodwill & core deposit intangibles, net of amortization                                  4,607             4,607
Other assets                                                          21,999              6,189            28,188
                                                                 -----------        -----------     -------------

TOTAL ASSETS                                                     $   326,037        $   210,199     $     536,236
                                                                 ===========        ===========     =============
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
  Noninterest-bearing demand deposits                            $    42,960        $    32,452     $      75,412
  Interest-bearing deposits                                          242,242            147,954           390,196
                                                                 -----------        -----------     -------------
    Total deposits                                                   285,202            180,406           465,608
Other borrowings                                                                          1,131             1,131
Federal funds purchased                                                                   7,300             7,300
Accrued expenses and other liabilities                                 4,536              2,013             6,549
                                                                 -----------        -----------     -------------
  Total liabilities                                                  289,738            190,850           480,588

STOCKHOLDERS' EQUITY:
Preferred stock
Common stock                                                          10,439              7,413            17,852
Additional paid in capital                                                               12,165            12,165
Retained Earnings                                                     25,517              1,016            26,533
Accumulated other comprehensive income, net of tax                       343             (1,245)             (902)
                                                                 -----------        -----------     -------------
  Total stockholders' equity                                          36,299             19,349            55,648

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                                           $   326,037        $   210,199     $     536,236
                                                                 ===========        ===========     =============
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